©2023 FHLB Cincinnati. All rights reserved. Welcome 2023 FHLB Cincinnati Annual Stockholder Meeting May 4, 2023

©2023 FHLB Cincinnati. All rights reserved. Our 90 Year Mission: Building Stronger Communities J. Lynn Anderson Chair, FHLB Cincinnati Board of Directors

©2023 FHLB Cincinnati. All rights reserved. Disclaimer This presentation may contain forward-looking statements that are subject to risks and uncertainties that could affect the FHLB’s financial condition and results of operations. These include, but are not limited to, the effects of economic and financial conditions, legislative or regulatory developments concerning the FHLB System, financial pressures affecting other FHLBanks, competitive forces, and other risks detailed from time to time in the FHLB’s annual report on Form 10-K and other filings with the Securities and Exchange Commission. The forward-looking statements speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and the FHLB undertakes no obligation to update any such statements. 2

©2023 FHLB Cincinnati. All rights reserved. Serving Members Through Dynamic Economic Cycles • Post-COVID Pandemic Challenges • Rising Inflation • Rising Interest Rates • Tight Labor Market • Workplace Hybrid Flexibility 3

©2023 FHLB Cincinnati. All rights reserved. A Strong Partnership for Housing & Community Investment • Affordable Housing Program • Community Investment Program • Voluntary Programs • Disaster Reconstruction Program • Carol M. Peterson Housing Fund 4

©2023 FHLB Cincinnati. All rights reserved. Council of FHLBanks; FHLBank System at 100 • Council of FHLBanks • Chair, Vice Chair, President of each FHLBank • Lynn Anderson, Jim Vance, Andy Howell • FHLBank System at 100: Focusing on the Future • Two three-day listening sessions • 19 regional roundtables • Two comment periods • One liquidity crisis 5

©2023 FHLB Cincinnati. All rights reserved. Trusted Partners – Your 2023 Board of Directors 6

©2023 FHLB Cincinnati. All rights reserved. Looking Forward: The 2023 Director Election On June 16, Survey & Ballot Systems (SBS) will email your designated Primary Contact with your unique credentials and a link to your online nominating ballot and election materials. • To ensure that you receive FHLB Election nominating and voting emails from SBS, please add the following address to your email contacts list as an approved sender from FHLBank Election Coordinator, noreply@directvote.net. • Director Elections electronic voting information will also be communicated through a Member NewsLine and to your Members Only inbox. • If you have questions, contact Melissa Dallas or Kevin Hanrahan at DirectorElection2023@fhlbcin.com. 7

©2023 FHLB Cincinnati. All rights reserved. Reliable Partners Through Changing Environments Andrew Howell President and CEO, FHLB Cincinnati

©2023 FHLB Cincinnati. All rights reserved. Reliable Partners Through Changing Environments • Federal Reserve Actions • Historic Changes in Deposit Activity • Loan Demand & the Mortgage Market • FHLB Business Activity & Earnings Performance • Legislative & Regulatory Landscape • Looking Forward 9

©2023 FHLB Cincinnati. All rights reserved. Federal Reserve Balance Sheet 10 Source: St. Louis Federal Reserve 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2018 2019 2020 2021 2022 2023 $ Bi lli on s Treasury Securities Mortgage Backed Securities Other Assets $8,601

©2023 FHLB Cincinnati. All rights reserved. Fed Effective Rate Increases 11 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Meeting Date Change in Rate March 17, 2022 +25 bps May 5, 2022 +50 bps June 16, 2022 +75 bps July 27, 2022 +75 bps Sept 21, 2022 +75 bps Nov 2, 2022 +75 bps Dec 14, 2022 +50 bps Feb 1, 2023 +25 bps March 22, 2023 +25 bps May 3, 2023 +25 bps Source: St. Louis Federal Reserve 500 bps

©2023 FHLB Cincinnati. All rights reserved. Money Supply in Circulation 12 $0 $5 $10 $15 $20 $25 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 $Trillions M1 and M2 Money Supply M1: Coins and currency in circulation; demand deposits; other liquid deposits M2: M1 plus all other deposits Source: St. Louis Federal Reserve

©2023 FHLB Cincinnati. All rights reserved. Loan:Deposit Gap Declined in 2022 13 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 Q4 2019 Q2 2020 Q4 2020 Q2 2021 Q4 2021 Q2 2022 Q4 2022 Loans and Deposits in Fifth District, excluding JPM ($ in billions) Deposits $151 B $317 B $392 B $302 B Loans Source: Call Report Data; current bank/thrift members, excluding JPMorgan Chase

©2023 FHLB Cincinnati. All rights reserved. Loan and Deposit Growth by Asset Class Current Member Banks and Thrifts 14 13% 15% 33% 5% Y/E 2019 - Y/E 2021 2022 <$1 Billion Assets Loans Deposits 9% 14% 33% 2% Y/E 2019 - Y/E 2021 2022 $1 - 10 Billion Assets Loans Deposits 14% 8% 37% -2% Y/E 2019 - Y/E 2021 2022 >$10 Billion Assets (excludes JP Morgan) Loans Deposits Y/E 2019 Y/E 2021 Y/E 2022 Loans $48.0 $54.0 $62.0 Deposits $58.3 $77.6 $81.4 Advances $2.2 $1.3 $2.8 Y/E 2019 Y/E 2021 Y/E 2022 Loans $667.5 $759.9 $818.4 Deposits $796.1 $1,091.7 $1,074.1 Advances $26.4 $9.0 $44.8 Y/E 2019 Y/E 2021 Y/E 2022 Loans $89.4 $97.5 $111.1 Deposits $101.2 $134.6 $137.7 Advances $4.2 $1.4 $4.6 Source: Call Report Data; current bank/thrift members, excluding JPMorgan Chase

©2023 FHLB Cincinnati. All rights reserved. Decline in Deposits Accelerates in Q1 All Commercial Banks in the United States 15 17,100 17,300 17,500 17,700 17,900 18,100 18,300 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Bi lli on s o f D ol la rs Quarterly Changes in Deposits Q1 2022 +0.6% Q2 2022 -0.4% Q3 2022 -0.6% Q4 2022 -0.5% Q1 2023 -3.4% Source: St. Louis Federal Reserve

©2023 FHLB Cincinnati. All rights reserved. Loan to Deposit Ratios All Commercial Banks in the United States 16 50% 60% 70% 80% 90% 100% 110% Pre-Pandemic Low – 67.7% Maximum: 99.9% Nov 2000 Minimum: 59.3% Nov 2021 Mar 2023 69.5% Nov 2008 – 98.2% Source: St. Louis Federal Reserve

©2023 FHLB Cincinnati. All rights reserved. Asset Mix Changes Total Member Banks/Thrifts < $10 Billion Assets 17 21% 68% 5% 6% Y/E 2022 16% 71% 7% 6% Y/E 2019 21% 61% 12% 5% Y/E 2021 Loans & Leases Investment Securities Cash & Equivalents Other Source: Call Report Data; current bank/thrift members

©2023 FHLB Cincinnati. All rights reserved. Unrealized Losses Impact on Equity Accumulated Other Comprehensive Income, Fifth District Member Bank/Thrifts, excluding JP Morgan 18 -$0.02 $4.56 $5.91 $5.53 $4.87 $0.20 $1.59 $0.16 -$1.33 -$15.05 -$24.24 -$34.52 -$32.39 1.69% 0.37% 0.36% 0.92% 1.26% 3.01% 4.06% 3.99% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $(40) $(35) $(30) $(25) $(20) $(15) $(10) $(5) $- $5 $10 2019Q4 2020Q1 2020Q2 2020Q3 2020Q4 2021Q1 2021Q2 2021Q3 2021Q4 2022Q1 2022Q2 2022Q3 2022Q4 $ Bi lli on s Accumulated Other Comprehensive Income 5 Year Treasury Yield 10 Year Treasury Yield Source: Call Report Data; current bank/thrift members; Board of Governors of the Federal Reserve System

©2023 FHLB Cincinnati. All rights reserved. Membership Composition Continues to Evolve 19 335 75 144 55 7 2022 – 616 Members Membership Changes, 2012 to 2022: Commercial Banks: -134 Savings Banks/Thrifts: -38 Credit Unions: +23 Insurance Companies: +20 CDFIs: +3 Total Members: -126469 113 121 35 4 CDFI 2012 – 742 Members Source: FHLB Cincinnati

©2023 FHLB Cincinnati. All rights reserved. The Base of Business Remains Stable in the Fifth District 20 $1,531 $1,548 $1,579 $1,715 $1,946 $2,133 $2,185 687 660 646 640 628 618 616 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 600 620 640 660 680 700 720 740 2016 2017 2018 2019 2020 2021 2022 Member Assets ($ Billions)* Number of Member Stockholders at Year-End Member Assets ($B) # Members Source: S&P Market Intelligence; current membership; * assets exclude JPMorgan Chase Avg. member size: $2.2 billion Avg. member size: $3.6 billion

©2023 FHLB Cincinnati. All rights reserved. FHLB Cincinnati and Total System Advances 21 Sources: Office of Finance and FHLB Cincinnati Note: System Balance is Book Value; Cincinnati Balance is Principal Value 640.7 875.1 928.6 631.2 418.2 634.0 731.5 806.9 479.0 370.4 351.3 374.6 518.9 819.1 1,044.6 41.9 53.0 52.8 35.1 27.8 53.6 73.2 70.0 47.3 79.9 26.6 23.4 23.0 33.6 56.0 67.4 107.9 $0 $20 $40 $60 $80 $100 $120 $0 $200 $400 $600 $800 $1,000 $1,200 FH L B C in ci nn at i FH L B S ys te m Member Advances ($ Billions) System Cincinnati Federal Reserve Intervention: TARP, Quantitative Easings Federal Stimulus Money

©2023 FHLB Cincinnati. All rights reserved. 50% 6% 44% Y/E 2021 Member Advance Composition by Charter Type 22 87% 3% 11% Q1 2023 Member Advance Balances by Charter Type $ in Billions Charter Type Y/E 2021 Q1 2023 Banks/Thrifts $11.5 $93.4 Credit Unions $1.3 $2.8 Insurance Companies $10.1 $11.6 Total $22.9 $107.9 Percentage of Total Member Advances Source: FHLB Cincinnati

©2023 FHLB Cincinnati. All rights reserved. Advance Totals by Product Type 23 $30.9 $11.2 $5.8 $3.6 $16.0 $29.2 $7.0 $19.4 $3.8 $4.0 $26.4 $53.0 $11.0 $11.5 $9.6 $9.8 $19.5 $20.3 $6.0 $5.3 $5.8 $5.6 $5.5 $5.3 $0 $20 $40 $60 $80 $100 $120 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 Q1 2023 $ Billions Variable Rate REPO-Based Regular Fixed Rate Other Source: FHLB Cincinnati

©2023 FHLB Cincinnati. All rights reserved. Trusted Partners - Mission Asset Activities 24 82% 80% 76% 72% 76% 62% 50% 55% 60% 65% 70% 75% 80% 85% 2018 2019 2020 2021 2022 Q1 2023 Percent of Members Participating in at least one Mission Asset Program Source: FHLB Cincinnati

©2023 FHLB Cincinnati. All rights reserved. Mortgage Originations Shift to Purchasing as Rates Rise 25 30% 61% 53% 68% 54% 36% 42% 71% 84%70% 39% 47% 32% 46% 64% 58% 29% 16% 2012 2014 2016 2018 2019 2020 2021 2022 Est 2023 Proj % of Annual Mortgage Originations Purchase Refinancing Source: Freddie Mac Economic and Housing Market Outlook $2,122 $1,351 $2,125 $1,700 $2,433 $4,441 $4,838 $2,595 $1,942 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2012 2014 2016 2018 2019 2020 2021 2022 Proj. 2023 Proj. Total Annual Mortgage Originations ($B) Originations 30 Year Fixed Mortgage Rate (Avg.) 10 Year Treasury Yield (Avg.) 3.53%* * 30 Year Mortgage and 10 Year Treasury Yield Rates for 2023 reflect rates as of April 27, 2023 6.43%*

©2023 FHLB Cincinnati. All rights reserved. Mortgage Purchase Program (MPP) – Purchases and Repayments 26 $1.9 $2.6 $2.6 $1.7 $0.7 $0.0 $1.1 $1.9 $4.3 $3.6 $1.1 $0.1 2018 2019 2020 2021 2022 Q1 2023 MPP Loan Principal: Purchases and Payments $ Billions Purchases Principal Payments Source: FHLB Cincinnati

©2023 FHLB Cincinnati. All rights reserved.27 FHLB Cincinnati: Mission-Related Activity and Investments $33.6 $34.4 $27.0 $29.4 $33.6 $46.3 $10.3 $11.0 $9.3 $7.4 $7.0 $6.9 $14.8 $16.2 $28.8 $34.6 $41.3 $40.0 $54.9 $47.3 $25.0 $23.0 $67.4 $107.9 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 Y/E 2018 Y/E 2019 Y/E 2020 Y/E 2021 Y/E 2022 Q1 2023 $ Billions Investments (Book Value) Mortgage Purchase Program (Principal) Letters of Credit (Notional Principal) Advances (Principal) 2018 2019 2020 2021 2022 Q1 2023 Total Assets ($B) $99.2 $93.5 $65.3 $60.6 $108.6 $164.3 Primary Mission Asset Ratio (Advances and MPP as % of Consolidated Obligations) 76% 69% 75% 69% 73% 79% Source: FHLB Cincinnati

©2023 FHLB Cincinnati. All rights reserved. FHLB Cincinnati: Net Income 28 $339 $276 $276 $42 $252 $127 $0 $50 $100 $150 $200 $250 $300 $350 $400 Y/E 2018 Y/E 2019 Y/E 2020 Y/E 2021 Y/E 2022 Q1 2023 Net Income ($ Millions) 2018 2019 2020 2021 2022 Q1 2023 Operating Expense ($M) $66 $68 $71 $71 $76 $21 Weighted Avg. Dividend Rate 5.88% 5.05% 2.23% 2.00% 4.31% 6.00% ROAA ROAE 2017 0.31% 6.15% 2018 0.32% 6.29% 2019 0.28% 5.65% 2020 0.31% 5.78% 2021 0.07% 1.08% 2022 0.25% 4.78% Q1 2023 0.42% 8.03% Source: FHLB Cincinnati

©2023 FHLB Cincinnati. All rights reserved. FHLB Cincinnati: Capital Activity 29 $4,320 $3,367 $2,641 $2,490 $5,151 $6,605 $632 $648 $803 $783 $841 $869 $391 $446 $501 $510 $560 $585 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 2018 2019 2020 2021 2022 Q1 2023 $ Millions Capital Stock Retained Earnings-Unrestricted Retained Earnings-Restricted 2018 2019 2020 2021 2022 Q1 2023 Total Retained Earnings ($Millions) $1,023 $1,094 $1,304 $1,293 $1,401 $1,454 Excess Stock ($Millions) $1,015 $37 $228 $426 $1,215 $851 Retained Earnings as % of Capital 19.2% 24.6% 33.2% 34.1% 21.5% 18.2% Capital-to-Assets Ratio: Regulatory 5.41% 4.79% 6.07% 6.28% 6.05% 4.91% Restricted Retained Earnings as % of Consolidated Obligations 0.42% 0.51% 0.84% 0.94% 0.56% 0.38% Source: FHLB Cincinnati

©2023 FHLB Cincinnati. All rights reserved. Legislative Landscape • Connecting with key Congressional contacts • Monitoring legislation • Engaging with members and stakeholders • Engaging with regulators 30

©2023 FHLB Cincinnati. All rights reserved. FHLBank System at 100 • Mission and purpose • Organization, operational efficiency & effectiveness • Affordable, sustainable, equitable and resilient housing and community investment • Unique needs of rural and financially vulnerable communities • Member products, services and collateral requirements • Membership eligibility and requirements 31

©2023 FHLB Cincinnati. All rights reserved. Looking Forward: Our Continuing Priorities • Maintaining reliable low-cost funding to members • Maintaining excellent personal service and execution • Maintaining access to affordable housing and community investment programs and technical assistance • Enhancing digital and electronic execution • Enhancing internal data operations 32

©2023 FHLB Cincinnati. All rights reserved. Community Partnership Awards Receive a grant of $5,000 for the charity or initiative of your choosing through FHLB Cincinnati’s Community Partnership Awards. Nominations are open now through June 1. Find more details at www.fhlbcin.com. 33

©2023 FHLB Cincinnati. All rights reserved. The 2023 Financial Management Conference 34 • August 8-9, 2023 • Cincinnati, OH • Subjects Will Include: o Economic Update o Asset Liability Management Strategies o Technology Trends o Future Business Strategies • Cincinnati Reds Game vs. Miami Marlins